EXHIBIT A


                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


          Payment Date: 15 June 2001.
          Calculation Date: 11 June 2001.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
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                                                                                                                      Balance on
                                                                 Prior Balance     Deposits       Withdrawals      Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                  9-May-01                                             11-Jun-01
Lessee Funded Account                                                     0.00           0.00           (0.00)               0.00
Expense Account (note ii)                                         2,733,045.85  12,276,136.67  (11,195,457.74)       3,813,724.78
Collection Account (note iii)                                   158,807,594.28  46,545,854.73  (46,484,306.28)     158,869,142.73
------------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                                 0.00                                                0.00
 -  Maintenance Reserve                                          80,000,000.00                                       80,000,000.00
 -  Security Deposit                                             36,845,001.00                                       37,323,288.00
 -  Other Collections (net of interim withdrawals)               41,962,593.28                                       41,545,854.73
------------------------------------------------------------------------------------------------------------------------------------
Total                                                           161,540,640.13  58,821,991.40  (57,679,764.02)     162,682,867.51
------------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
--------------------------------------------------------------------------------
Balance on preceding Calculation Date (May 09, 2001)              2,733,045.85
Transfer from Collection Account (previous Payment Date)          7,266,954.15
Transfer from Collection Account (interim deposit)                5,000,000.00
Interest Earned during period                                         9,182.52
Payments during period between prior Calculation Date
and the relevant Calculation Date:
 - Payments on previous Payment Date                             (3,151,647.54)
 - Other payments                                                (8,043,810.20)
                                                              ----------------
Balance on relevant Calculation Date (June 11, 2001)              3,813,724.78
--------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
--------------------------------------------------------------------------------
Balance on preceding Calculation Date (May 09, 2001)            158,807,594.28
Collections during period                                        46,503,932.50
Swap receipts (previous Payment Date)                                41,922.23
Transfer to Expense Account  (previous Payment Date)             (7,266,954.15)
Transfer to Expense Account  (interim withdrawal)                (5,000,000.00)
Net transfer to Lessee Funded Accounts                                    0.00
Aggregate Certificate Payments (previous Payment Date)          (32,392,112.93)
Swap payments (previous Payment Date)                            (1,825,239.20)
                                                              -----------------
Balance on relevant Calculation Date (June 11, 2001)            158,869,142.73
-------------------------------------------------------------------------------




                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

=================================================================================================
                        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                         Priority of Payments
                     (i) Required Expense Amount                                    11,000,000.00
                    (ii) a) Class A Interest                                         7,196,401.09
                         b) Swap Payments                                            3,200,642.34
                   (iii) First Collection Account Top-up                            60,000,000.00
                    (iv) Minimum Hedge Payment                                               0.00
                     (v) Class A Minimum Principal                                           0.00
                    (vi) Class B Interest                                            1,157,588.43
                   (vii) Class B Minimum Principal                                   1,215,996.79
                  (viii) Class C Interest                                            2,375,979.69
                    (ix) Class D Interest                                            3,580,412.50
                     (x) Second Collection Account Top-up                           57,207,287.00
                    (xi) Class A Principal Adjustment Amount                        15,748,559.67
                   (xii) Class C Scheduled Principal                                         0.00
                  (xiii) Class D Scheduled Principal                                         0.00
                   (xiv) Modification Payments                                               0.00
                    (xv) Soft Bullet Note Step-up Interest                                   0.00
                   (xvi) Class E Minimum Interest                                            0.00
                  (xvii) Supplemental Hedge Payment                                          0.00
                 (xviii) Class B Supplemental Principal                                      0.00
                   (xix) Class A Supplemental Principal                                      0.00
                    (xx) Class D Outstanding Principal                                       0.00
                   (xxi) Class C Outstanding Principal                                       0.00
                  (xxii) Class E Supplemental Interest                                       0.00
                 (xxiii) Class B Outstanding Principal                                       0.00
                  (xxiv) Class A Outstanding Principal                                       0.00
                   (xxv) Class E Accrued Unpaid Interest                                     0.00
                  (xxvi) Class E Outstanding Principal                                       0.00
                 (xxvii) Charitable Trust                                                    0.00
                                                                              -------------------
Total Payments with respect to Payment Date                                        162,682,867.51
      Less Collection Account Top-Ups ((iii) and (x)above)                        (117,207,287.00)
                                                                              -------------------
                                                                                    45,475,580.51
                                                                              ===================

=================================================================================================




                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

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(a)  FLOATING RATE CERTIFICATES                                           A-6                A-8              A-9            Class B
     --------------------------
     Applicable LIBOR                                                4.12250%           4.12250%         4.12250%           4.12250%
     Applicable Margin                                               0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                                        4.46250%           4.49750%         4.67250%           4.87250%
     Interest Amount Payable                                     1,467,751.78       2,710,993.06     3,017,656.25       1,157,588.43
     Step Up Interest Amount                                             0.00               0.00             0.00               0.00

     Opening Principal Balance                                 381,957,633.91     700,000,000.00   750,000,000.00     275,894,559.33
     Minimum Principal Payment Amount                                    0.00               0.00             0.00       1,215,996.79
     Adjusted Principal Payment Amount                          15,748,559.67               0.00             0.00               0.00
     Supplemental Principal Payment Amount                               0.00               0.00             0.00               0.00
     Total Principal Distribution Amount                        15,748,559.67               0.00             0.00       1,215,996.79
     Redemption Amount
      - amount allocable to principal                                    0.00               0.00             0.00               0.00
      - premium allocable to premium                                     0.00               0.00             0.00               0.00
                                                            ------------------------------------------------------------------------
     Outstanding Principal Balance (June 15, 2001)             366,209,074.24     700,000,000.00   750,000,000.00     274,678,562.54
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                                          Class C            Class D
     -----------------------
     Applicable Interest Rate                                         8.1500%           10.8750%
     Interest Amount Payable                                     2,375,979.69       3,580,412.50

     Opening Principal Balance                                 349,837,500.00     395,080,000.00
     Scheduled Principal Payment Amount                                  0.00               0.00
     Redemption Amount                                                   0.00               0.00
      - amount allocable to principal                                    0.00               0.00
      - amount allocable to premium                                      0.00               0.00
     Actual Pool Factor                                             0.9329000          0.9877000
                                                            -------------------------------------
     Outstanding Principal Balance (June 15, 2001)             349,837,500.00     395,080,000.00
-------------------------------------------------------------------------------------------------

Table of rescheduled Pool Factors                                         n/a                n/a
  in the event of a partial redemption




                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
                                                                   A-6                A-8              A-9            Class B
     Applicable LIBOR                                         3.98000%           3.98000%         3.98000%           3.98000%
     Applicable Margin                                        0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                                 4.32000%           4.35500%         4.53000%           4.73000%
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(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                                   A-6                A-8              A-9            Class B
     Opening Principal Amount                                 3,819.58           7,000.00         7,500.00           2,758.95
     Total Principal Payments                                  (157.49)              0.00             0.00             (12.16)
                                                             -----------------------------------------------------------------
     Closing Outstanding Principal Balance                    3,662.09           7,000.00         7,500.00           2,746.79

     Total Interest                                              14.68              27.11            30.18              11.58
     Total Premium                                                0.00               0.00             0.00               0.00
------------------------------------------------------------------------------------------------------------------------------

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(b)  FIXED RATE CERTIFICATES
                                                               Class C            Class D

     Opening Principal Amount                                 3,498.38           3,950.80
     Total Principal Payments                                     0.00               0.00
                                                             -----------------------------
     Outstanding Principal Balance                            3,498.38           3,950.80

     Total Interest                                              23.76              35.80
     Total Premium                                                0.00               0.00
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